Exhibit 32.1

                         CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection  with the Annual  Report of Eldorado  Artesian  Springs,  Inc.(the
"Company") on Form 10-KSB for the period ending March 31, 2005 as filed with the
Securities and Exchange  Commission on the date hereof (the "Report") I, Douglas
Larson, Chief Executive Officer of the Company,  certify, pursuant to 18 USC SS.
1350, as adopted pursuant to SS. 906 of the  Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

        /s/ Douglas Larson
        ------------------
        Chief Executive Officer

        Dated: June 29, 2005